UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 25, 2005
ENERGY CONVERSION DEVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8403	38-1749884

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2956 Waterview Drive, Rochester Hills, MI	48309

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 293-0440

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Bylaws

On August 25, 2005, the Board of Directors of Energy Conversion Devices, Inc. (ECD) amended certain provisions of the Company's bylaws to (i) revise Article III concerning the procedures for calling special meetings of stockholders, (ii) revise Article XI to provide for additional means of notice for calling meetings of directors, (iii) add to Article XI a provision for meetings of directors to be held by means of conference telephone or similar communications equipment, and (iv) amend Article XIII to allow for electronic transmission of actions taken by unanimous consent of the Board or a Board committee.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit No.	Description

3.1	Text of amended provisions of ECD's bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.

By:     /s/ Stephan W. Zumsteg

Vice President and Chief Financial Officer

Date: August 31, 2005

EXHIBIT INDEX

Exhibit No.	Description

3.1	Text of amended provisions of ECD's bylaws.

4